                              OPPENHEIMER DIVIDEND GROWTH FUND
                      Supplement dated June 20, 2008 to the Prospectus and
                              Statement of Additional Information
                                    dated August 27, 2007

     This   supplement   amends  the  Prospectus  and  Statement  of  Additional
Information of Oppenheimer Dividend Growth Fund (the "Fund"),  each dated August
27, 2007 and is in addition to any other supplements.

     The Board of  Trustees  of the Fund has  determined  that it is in the best interest  of the  Fund's  shareholders  that the Fund  reorganize  with and into
Oppenheimer  Rising Dividends Fund, Inc. ("Rising  Dividends  Fund").  The Board
unanimously  approved an Agreement and Plan of Reorganization  (the "Agreement")
to be entered into between the Fund and Rising  Dividends Fund.  Pursuant to the
Agreement,  Rising  Dividends Fund will acquire all of the assets and assume all of the  liabilities of the Fund in exchange for shares of Rising  Dividends Fund
(the  "Reorganization").  If the  Reorganization  takes place, Fund shareholders will  receive  the same  12b-1  fees and  sales  charges  (including  contingent deferred sales charges),  as the shares of the Fund they held immediately  prior to the Reorganization.  Following the  Reorganization,  the Fund will liquidate, dissolve and  terminate  its  registration  as an  investment  company under the
Investment Company Act of 1940.

     The Reorganization is conditioned upon, among other things, approval by the
Fund's  shareholders.  If all of the  required  approvals  are  obtained,  it is anticipated that the Reorganization will occur in November 2008. Shareholders of record,  as of a date to be determined by the Board, will be entitled to vote on the  Reorganization  and will receive a combined proxy  statement and prospectus describing the  Reorganization and the shareholder  meeting.  The combined proxy statement and prospectus is expected to be distributed to shareholders of record in September  2008. The anticipated  date for the  shareholder  meeting is on or about  November  7,  2008 and,  if  approved  by the  shareholders  and  certain conditions required by the Agreement are satisfied, the Reorganization would take place shortly thereafter.

June 20, 2008                                                 PS0560.004